UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2002

PACIFIC NORTHWEST BANCORP

(Exact name of registrant as specified in its charter)

Washington	0-26632	91-1691216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Third Avenue, Suite 250 Seattle, Washington 98101
(Address of principal executive offices, including Zip Code)

(206) 624-9761
(Registrant’s telephone number, including area code)

Item 5.  Other Events

On November 13, 2002, Pacific Northwest Bancorp announced the completion of the acquisition of Bank of the Northwest and the merger consideration results. A copy of the press release is attached as Exhibit 99 and incorporated herein by this reference.

Item 7.  Exhibits

99      Press Release, dated November 13, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    November 14, 2002.

PACIFIC NORTHWEST BANCORP

By:	/s/ Bette J. Floray
Bette J. Floray
Executive Vice President and Chief Financial Officer